UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

ANNUAL REPORT December 31, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through December 31, 2022, as provided by portfolio managers Nathaniel Hyde, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, of Insight North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2022, BNY Mellon Global Fixed Income Fund’s (the “fund”) Class A shares produced a total return of −9.66%, Class C shares returned −10.31%, Class I shares returned −9.35% and Class Y shares returned −9.30%.1 In comparison, the Bloomberg Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of −11.22% for the same period.2

Global bond markets produced negative returns during the period under pressure from increasing inflation and aggressive monetary tightening on the part of most central banks. The fund outperformed the Index on several fronts, including duration, yield curve, country and sector positioning.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes, mortgage-related securities, asset-backed securities, floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets, generally, and up to 7% of its net assets in any single, emerging market country.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

Inflation Drives Yields Higher

Bond investors faced turbulent geopolitical, macroeconomic and market conditions during the reporting period. Inflationary pressures increased early in the period due to pandemic-related government stimulus and accommodative monetary policies, along with rising commodity prices and supply-chain bottlenecks. These pressures intensified in February 2022 when Russia attacked Ukraine, causing already elevated energy and commodity prices to spike higher. Outbreaks of the Omicron variant of COVID-19 led to lockdowns of varying severity and duration across the globe, particularly in China, interrupting economic activity while adding to supply-chain strains and further exacerbating inflation.

Despite the risks to growth from war and pandemic, most central banks felt compelled to try to curb inflation by tightening monetary policy and raising interest rates. The U.S. Federal Reserve took the lead, increasing the federal funds rate from near zero at the beginning of 2022 to 4.25–4.50% as of the end of the year—its most aggressive series of rate hikes since the 1980s. Rising interest rates drove bond yields sharply higher, causing bond prices to decline (bond yields and prices typically move in opposite directions). These conditions produced a distinctly unfavorable backdrop for bonds, which fell sharply in value as credit spreads came under pressure, with no real safe havens. High yield bonds suffered along with investment grade corporate issues and government securities in both developed and emerging markets, as international bonds posted one of the worst calendar years of performance on record.

Multiple Positions Bolster Returns

The fund benefited from positive positioning across multiple dimensions, led by duration, yield curve and country positioning. With regard to duration, returns relative to the Index were bolstered by the fund’s generally underweight duration exposure as interest rates rose and bond prices fell. From a country perspective, the fund’s most significantly underweight exposures were to the United States and UK, two of the worst-performing, developed-country bond markets during the period. In terms of the yield curve, the fund was positioned for the yield curve to flatten, maintaining underweight exposure to the short end of the curve, which underperformed the long end. The fund also enhanced relative returns by maintaining defensive credit positioning early in the period, and by increasing credit exposure later in the year. Although some individual credits underperformed, on balance, the fund’s credit positioning proved additive to performance through much of the period. In addition, positioning in mortgage-backed securities (MBS) contributed positively to performance both early and late in the period. At the beginning of the year, the fund held underweight exposure to MBS, which tend to underperform at times of high interest-rate volatility. The fund later increased its MBS exposure to an overweight position as markets became more stable, further adding to relative performance.

The fund used a wide range of derivative instruments to adopt various positions and hedge against various risks. The instruments used included, but were not limited to, interest-rate futures, interest-rate swaps, interest-rate options, credit derivatives and currency forwards. In aggregate, the use of derivatives had a positive impact on the fund’s relative performance during the period.

Few positions detracted materially from the fund’s relative performance. While the fund held some exposure to Russia that detracted in the first quarter of 2022, we sold those positions after suffering only modest underperformance.

Taking a More Constructive View of 2023

As of December 31, 2022, we see signs that inflationary pressures are beginning to moderate as the inflation curve begins to bend in response to central banks’ hawkish policies. Although global bond markets appear to have priced in future rate cuts that may not materialize, markets have reset to significantly higher yields, which we believe should prove supportive of fixed-income returns in 2023. While the fund’s duration position remains modestly underweight relative to the Index, we have brought it much closer to the Index than it was during most of 2022. The fund holds overweight exposure to MBS, which we

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

believe are likely to benefit if interest-rate volatility continues to fall. Lastly, we are positioning the fund to take advantage of attractive opportunities in emerging-markets debt among countries with the scope to cut rates as the inflationary environment improves, particularly South Africa, Mexico, Brazil and South Korea.

January 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet. — The Bloomberg Global Aggregate Index (Hedged) is a flagship measure of global, investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed and emerging market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

Ginnie Maes and other securities backed by the full faith and credit of the United States Government are guaranteed only as to timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government backed debt securities.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund with a hypothetical investment of $10,000 in the Bloomberg Global Aggregate Index (Hedged) (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Global Fixed Income Fund on 12/31/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of Global Fixed Income Fund with a hypothetical investment of $1,000,000 in the Bloomberg Global Aggregate Index (Hedged) (the “Index”).

†  Source: FactSet

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Global Fixed Income Fund on 12/31/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a flagship measure of global investment-grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Currency exposure is hedged to the U.S. dollar. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	12/2/09	-13.71%	-.49%	1.02%
without sales charge	12/2/09	-9.66%	.44%	1.48%
Class C shares
with applicable redemption charge †	12/2/09	-11.18%	-.31%	.73%
without redemption	12/2/09	-10.31%	-.31%	.73%
Class I shares	1/1/94	-9.35%	.73%	1.78%
Class Y shares	7/1/13	-9.30%	.79%	1.84%	††
Bloomberg Global Aggregate Index ( Hedged )		-11.22%	.36%	1.70%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from July 1, 2022 to December 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.27	$7.93	$2.67	$2.32
Ending value (after expenses)	$995.00	$990.80	$996.50	$996.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.33	$8.03	$2.70	$2.35
Ending value (after expenses)	$1,020.92	$1,017.24	$1,022.53	$1,022.89
†

Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.58% for Class C, .53% for Class I and .46% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2022

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0%
Australia - .7%
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		2,837,700
National Australia Bank Ltd., Sub. Notes		3.93	8/2/2034	4,218,000		3,568,608
Westpac Banking Corp., Sub. Notes		4.11	7/24/2034	6,841,000		5,878,876
					12,285,184
Austria - .6%
Raiffeisen Bank International AG, Sr. Unscd. Notes	EUR	0.05	9/1/2027	1,100,000		945,445
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	7,500,000	[b]	6,592,596
Raiffeisen Bank International AG, Sub. Notes	EUR	7.38	12/20/2032	2,700,000		2,871,616
					10,409,657
Brazil - .4%
Brazil Notas do Tesouro Nacional, Notes	BRL	10.00	1/1/2033	41,000,000		6,670,096
Canada - 3.0%
Canada, Bonds	CAD	1.00	9/1/2026	19,000,000		12,798,479
Canada, Bonds	CAD	2.00	12/1/2051	21,200,000		11,903,784
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	6,240,932	[c]	4,401,009
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	11,382,000	[c]	8,443,527
GMF Canada Leasing Trust, Ser. 2020-1A, Cl. A3	CAD	1.05	11/20/2025	917,511	[c]	676,383
MBarc Credit Canada Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	7,200,000	[c]	5,137,950
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	13,559,000		12,553,562
					55,914,694
China - 3.1%
China, Unscd. Bonds	CNY	3.81	9/14/2050	371,150,000		58,652,186
France - 5.5%
BNP Paribas SA, Sr. Unscd. Notes	EUR	0.88	7/11/2030	12,800,000		10,919,248
BNP Paribas SA, Sr. Unscd. Notes	EUR	2.10	4/7/2032	6,000,000	[b]	5,324,759
BPCE SA, Sr. Unscd. Bonds	EUR	0.25	1/14/2031	4,100,000		3,284,070
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	12,600,000	[d]	10,555,221
France, Bonds	EUR	0.75	5/25/2028	51,050,000		49,054,390
France, Bonds	EUR	0.75	5/25/2052	12,800,000		7,373,849
Orano SA, Sr. Unscd. Notes	EUR	2.75	3/8/2028	4,700,000	[b]	4,539,437
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	11,900,000		11,193,689

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
France - 5.5% (continued)
Suez SACA, Sr. Unscd. Notes	EUR	2.88	5/24/2034	1,000,000		905,244
					103,149,907
Germany - 5.4%
Amprion GmbH, Sr. Unscd. Notes	EUR	0.63	9/23/2033	5,000,000		3,771,308
Amprion GmbH, Sr. Unscd. Notes	EUR	3.45	9/22/2027	6,300,000		6,626,937
Amprion GmbH, Sr. Unscd. Notes	EUR	3.97	9/22/2032	6,200,000		6,560,341
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	3.08	8/15/2052	34,000,000		18,229,569
Bundesschatzanweisungen, Bonds	EUR	0.40	9/13/2024	28,550,000		29,439,502
Bundesschatzanweisungen, Bonds	EUR	2.20	12/12/2024	18,775,000		19,916,862
Vonovia SE, Sr. Unscd. Notes	EUR	0.63	12/14/2029	1,400,000		1,104,562
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	7,500,000		5,349,178
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	10,500,000		8,973,358
					99,971,617
Indonesia - .3%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	93,430,000,000		6,180,148
Ireland - .9%
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	13,025,000	[b]	10,920,104
Ireland, Bonds	EUR	2.00	2/18/2045	2,150,000		1,848,078
Ireland, Unscd. Bonds	EUR	0.35	10/18/2032	5,875,000		4,890,105
					17,658,287
Japan - 6.5%
Japan (10 Year Issue), Bonds, Ser. 367	JPY	0.20	6/20/2032	2,471,000,000		18,436,246
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	6,697,250,000		47,958,594
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	7,558,900,000		43,706,199
OSCAR US Funding Trust VIII LLC, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	453,375	[c]	452,148
OSCAR US Funding X LLC, Ser. 2019-1A, Cl. A4		3.27	5/10/2026	3,718,777	[c]	3,673,577
OSCAR US Funding XI LLC, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	7,065,458	[c]	6,928,239
					121,155,003
Luxembourg - .3%
DH Europe Finance II Sarl, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		5,916,563
Malaysia - .4%
Malaysia, Bonds, Ser. 411	MYR	4.23	6/30/2031	29,845,000		6,869,433
Mexico - 2.5%
Braskem Idesa SAPI, Sr. Scd. Notes		6.99	2/20/2032	1,300,000	[c]	930,428
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	130,000,000	[b]	6,042,741

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Mexico - 2.5% (continued)
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	821,500,000	[b]	39,043,646
					46,016,815
Netherlands - 2.6%
ABN AMRO Bank NV, Sr. Unscd. Notes	EUR	0.50	9/23/2029	10,300,000		8,760,154
ABN AMRO Bank NV, Sr. Unscd. Notes	EUR	3.00	6/1/2032	3,600,000		3,500,625
EDP Finance BV, Sr. Unscd. Notes	EUR	1.88	9/21/2029	2,300,000		2,170,897
ING Groep NV, Sr. Unscd. Notes	EUR	0.88	11/29/2030	11,300,000	[b]	9,539,215
ING Groep NV, Sr. Unscd. Notes	EUR	1.75	2/16/2031	4,900,000		4,378,797
TenneT Holding BV, Sr. Unscd. Notes	EUR	2.13	11/17/2029	10,700,000		10,277,165
TenneT Holding BV, Sr. Unscd. Notes	EUR	2.38	5/17/2033	3,999,000		3,704,137
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	1,700,000		1,338,984
Wintershall Dea Finance BV, Gtd. Bonds	EUR	1.33	9/25/2028	1,100,000		956,277
WPC Eurobond BV, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,061,390
					47,687,641
New Zealand - 1.0%
New Zealand, Bonds, Ser. 433	NZD	3.50	4/14/2033	32,046,000		18,728,238
Philippines - .5%
Philippine, Sr. Unscd. Notes	EUR	0.26	2/3/2023	8,600,000		9,180,627
Romania - .3%
Romania, Bonds	EUR	3.62	5/26/2030	6,390,000	[c]	5,615,298
Singapore - .3%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		6,603,181
South Africa - 1.0%
South Africa, Sr. Unscd. Bonds, Ser. 2035	ZAR	8.88	2/28/2035	375,450,000		18,634,120
South Korea - 1.9%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		8,324,633
Korea, Bonds, Ser. 4903	KRW	2.00	3/10/2049	8,000,000,000		4,565,614
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	29,223,600,000		20,769,781
Korea, Sr. Unscd. Bonds, Ser. 5103	KRW	1.88	3/10/2051	3,692,860,000		2,010,049
					35,670,077
Spain - 1.8%
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	7,900,000	[b]	7,409,955
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	31,925,000	[c]	26,638,063
					34,048,018
Supranational - .5%
JBS USA, Gtd. Notes		3.63	1/15/2032	5,915,000	[b,c]	4,799,697
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	4,350,000		4,336,889
					9,136,586

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Sweden - .2%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	37,450,000	[c]	3,561,570
Switzerland - 1.6%
Credit Suisse Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	3,780,000		3,032,572
Credit Suisse Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	12,330,000		9,576,543
Switzerland, Bonds	CHF	0.50	6/27/2032	8,525,000		8,373,188
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	10,029,000		8,089,400
					29,071,703
Thailand - .2%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	145,225,000		4,378,625
United Kingdom - 4.5%
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		4,974,195
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	2,168,039	[c]	2,070,660
British American Tobacco PLC, Sub. Notes	EUR	3.00	12/27/2026	6,500,000	[d]	5,436,978
Gemgarto PLC, Ser. 2021-1A, Cl. A, 3 Month SONIO +0.59%	GBP	4.00	12/16/2067	4,535,174	[c,e]	5,406,577
Paragon Mortgages No. 25 PLC, Ser. 25, Cl. B, 3 Month SONIO +1.07%	GBP	4.31	5/15/2050	1,200,000	[e]	1,445,172
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, 3 Month SONIO +0.78%	GBP	4.05	11/20/2063	4,688,882	[e]	5,574,479
United Kingdom, Bonds	GBP	1.25	7/31/2051	29,700,000		19,417,865
United Kingdom, Bonds	GBP	1.25	7/22/2027	17,100,000		18,635,510
United Kingdom Gilt, Bonds	GBP	1.00	1/31/2032	21,275,000		20,370,350
					83,331,786
United States - 50.0%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,844,889	[c]	3,703,517
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	8,725,000		8,444,860
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	1,439,361		1,422,478
AT&T Inc., Sr. Unscd. Bonds	EUR	3.55	12/17/2032	2,376,000	[b]	2,413,917
AT&T Inc., Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		4,538,141
AT&T Inc., Sr. Unscd. Notes	EUR	1.60	5/19/2028	14,690,000		13,984,462
AT&T Inc., Sr. Unscd. Notes	EUR	2.45	3/15/2035	1,408,000		1,225,203
Bank of America Corp., Sr. Unscd. Notes	EUR	0.69	3/22/2031	2,696,000	[b]	2,238,968
Bank of America Corp., Sr. Unscd. Notes	EUR	2.82	4/27/2033	5,891,000		5,525,579

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 50.0% (continued)
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	7,940,000		7,211,759
BXHPP Trust, Ser. 2021-FILM, Cl. B, 1 Month LIBOR +0.90%		5.22	8/15/2036	9,620,000	[c,e]	8,763,832
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		5.39	12/15/2037	8,350,000	[c,e]	8,233,902
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,382,957
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		2,994,155
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	2,222,134		2,043,015
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	10,993,000	[b]	11,172,765
Celanese US Holdings LLC, Gtd. Notes	EUR	4.78	7/19/2026	4,130,000		4,218,164
Celanese US Holdings LLC, Gtd. Notes		6.38	7/15/2032	1,672,000	[b]	1,594,622
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +0.95%		5.27	11/15/2036	5,750,000	[c,e]	5,618,081
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		5.82	6/15/2034	3,374,519	[c,e]	3,215,804
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		6,045,782
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,540,625	[c]	4,625,217
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	5,992,998	[c]	4,877,939
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%		5.93	1/25/2051	1,157,394	[c,e,f]	1,085,325
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	5,824,170	[f]	5,627,541
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +0.45%		4.59	8/25/2025	3,874,912	[e,f]	3,839,824
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T		4.50	6/25/2057	2,406,506	[f]	2,347,541
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D		4.00	3/25/2058	3,685,072	[f]	3,529,322

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 50.0% (continued)
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D		4.00	10/25/2058	2,611,534	[f]	2,484,878
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU		2.50	5/25/2060	2,497,075	[f]	2,301,170
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1		3.50	11/25/2028	5,103,440	[f]	4,872,404
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2		3.50	5/25/2029	5,000,000	[f]	4,593,230
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C		2.75	9/25/2029	4,437,890	[f]	4,085,399
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	6,425,000	[f]	5,578,343
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,653,367	[f]	7,142,739
FedEx Corp., Gtd. Bonds	EUR	0.95	5/4/2033	18,120,000		13,912,208
Ford Motor Co., Sr. Unscd. Notes		3.25	2/12/2032	4,645,000		3,491,747
Ford Motor Co., Sr. Unscd. Notes		4.75	1/15/2043	4,690,000		3,377,025
Ford Motor Co., Sr. Unscd. Notes		6.10	8/19/2032	7,973,000	[b]	7,377,277
Honeywell International Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	12,971,000	[b]	13,756,650
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		5.22	11/15/2036	6,573,385	[c,e]	6,414,609
JPMorgan Chase & Co., Sr. Unscd. Notes	EUR	1.96	3/23/2030	5,050,000		4,725,661
Life Mortgage Trust, Ser. 2021-BMR Cl. A, 1 Month LIBOR +0.70%		5.02	3/15/2038	4,275,920	[c,e]	4,145,802
Morgan Stanley, Sr. Unscd. Notes	EUR	5.15	1/25/2034	18,505,000		20,621,962
MPT Operating Partnership LP, Gtd. Bonds	EUR	0.99	10/15/2026	5,125,000		4,200,838
Nasdaq Inc., Sr. Unscd. Notes	EUR	0.90	7/30/2033	10,672,000		8,138,597
National Grid North America Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	14,654,000		12,198,917
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1		2.28	4/25/2061	5,941,483	[c]	5,132,295
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	3,750,237	[c]	3,559,237

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 50.0% (continued)
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[c]	6,042,265
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[c]	4,886,203
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[c]	7,573,796
SLM Corp., Sr. Unscd. Notes		4.20	10/29/2025	1,900,000		1,741,685
Spirit Realty LP, Gtd. Notes		3.20	2/15/2031	4,505,000		3,607,017
Spirit Realty LP, Gtd. Notes		4.00	7/15/2029	2,645,000		2,301,540
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A		1.97	9/25/2037	3,450,600	[c]	3,115,498
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B		1.18	1/22/2024	2,400,000	[c]	2,381,626
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	5,775,000	[c]	5,488,654
The Southern Company, Jr. Sub. Notes	EUR	1.88	9/15/2081	5,625,000		4,726,676
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,471,651	[c]	6,852,465
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	6,931,252	[c]	5,917,173
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,808,062	[c]	5,717,360
U.S. Treasury Bonds		1.13	5/15/2040	74,960,000	[g]	46,955,412
U.S. Treasury Bonds		1.88	2/15/2041	51,600,000		36,498,937
U.S. Treasury Bonds		2.00	8/15/2051	6,900,000	[g]	4,520,309
U.S. Treasury Bonds		2.25	2/15/2052	25,275,000	[g]	17,585,871
U.S. Treasury Notes		2.75	8/15/2032	21,435,300		19,522,869
U.S. Treasury Notes		2.88	8/15/2028	20,075,000	[g]	18,908,925
U.S. Treasury Notes		4.13	11/15/2032	2,325,000		2,373,135
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	4,498,887	[c]	4,356,038
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000		2,369,373
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	3,410,000	[c]	2,923,142
WEA Finance LLC, Gtd. Notes		4.75	9/17/2044	6,752,000	[c]	4,692,850
Wells Fargo & Co., Sr. Unscd. Notes	EUR	1.74	5/4/2030	18,102,000		16,449,184
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%		5.47	2/15/2040	4,567,835	[c,e]	4,280,913
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/2051-4/1/2052				47,147,286	[f]	38,705,512
3.50%, 6/1/2052				42,472,657	[f]	38,638,483
4.00%, 6/1/2052				16,826,455	[f]	15,799,676
5.00%, 7/1/2052				27,136,881	[f]	26,787,038
Federal National Mortgage Association:
2.00%, 11/1/2051				19,446,059	[f]	15,996,783
2.50%, 8/1/2051				25,715,000	[f]	22,140,943

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 50.0% (continued)
3.00%, 8/1/2051				21,139,698	[f]	18,943,171
3.50%, 6/1/2052				86,633,131	[f]	78,812,658
4.00%, 5/1/2052-6/1/2052				58,444,149	[f]	54,899,213
4.50%, 6/1/2052				70,173,155	[f]	67,616,849
5.00%, 7/1/2052				35,337,738	[f]	34,882,172
					931,047,074
Total Bonds and Notes (cost $1,950,495,318)				1,787,544,134
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	[a]
Options Purchased - .1%
Put Options - .1%
Swaption Receiver Markit CDX North America Investment Grade Index Series 39, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 206,200,000 Citigroup Global Markets Inc.		0.80	1/18/2023	206,200,000	[h]	478,615
Swaption Receiver Markit iTraxx Europe Index Series 38, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 185,600,000 Citigroup Global Markets Inc.	EUR	0.93	1/18/2023	185,600,000	[h]	350,321
Total Options Purchased (cost $996,571)				828,936
Description	1-Day Yield (%)			Shares
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,332,190)		4.37		2,332,190	[i]	2,332,190

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 3.5%
Registered Investment Companies - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $64,109,388)	4.37	64,109,388	[i] 64,109,388
Total Investments (cost $2,017,933,467)		99.7%	1,854,814,648
Cash and Receivables (Net)		0.3%	6,500,927
Net Assets		100.0%	1,861,315,575

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At December 31, 2022, the value of the fund’s securities on loan was $70,315,319 and the value of the collateral was $74,475,757, consisting of cash collateral of $64,109,388 and U.S. Government & Agency securities valued at $10,366,369. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities were valued at $202,338,669 or 10.87% of net assets.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a broker as collateral for open over-the-counter derivative contracts.

h Exercise price is referenced as basis points.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	31.6
U.S. Government Agencies Mortgage-Backed	22.2
Banks	8.4
U.S. Treasury Securities	7.9
Real Estate	4.0
Utilities	3.9
Commercial Mortgage Pass-Through Certificates	3.8
Investment Companies	3.6
Asset-Backed Certificates/Auto Receivables	2.8
U.S. Government Agencies Collateralized Mortgage Obligations	2.2
Asset-Backed Certificates	1.7
Telecommunication Services	1.2
Chemicals	1.0
Automobiles & Components	.8
Transportation	.7
Electronic Components	.7
U.S. Government Agencies Collateralized Municipal-Backed Securities	.6
Agriculture	.6
Diversified Financials	.5
Insurance	.4
Health Care	.3
Food Products	.3
Metals & Mining	.2
Supranational Bank	.2
Energy	.1
Options Purchased	.0
99.7

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 12/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .1%	37,499,781	2,154,509,831	(2,189,677,422)	2,332,190	1,194,469

Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 12/31/2022	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.5%	103,702,938	933,503,962	(973,097,512)	64,109,388	195,188	††
Total - 3.6%	141,202,719	3,088,013,793	(3,162,774,934)	66,441,578	1,389,657

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	183	3/15/2023	14,441,503[a]	14,413,394	(28,109)
Canadian 10 Year Bond	79	3/22/2023	7,145,926[a]	7,150,258	4,332
Euro-Schatz	668	3/8/2023	76,329,801[a]	75,381,688	(948,113)
U.S. Treasury 2 Year Notes	475	3/31/2023	97,297,320	97,412,110	114,790
Ultra 10 Year U.S. Treasury Notes	297	3/22/2023	35,300,296	35,129,531	(170,765)
Futures Short
Euro 30 Year Bond	188	3/8/2023	32,890,164[a]	27,216,320	5,673,844
Euro-Bobl	1,651	3/8/2023	209,114,170[a]	204,566,474	4,547,696
Euro-Bond	286	3/8/2023	42,764,293[a]	40,696,347	2,067,946
Japanese 10 Year Bond	54	3/13/2023	60,234,423[a]	59,850,960	383,463
Long Gilt	13	3/29/2023	1,636,552[a]	1,570,063	66,489
U.S. Treasury 10 Year Notes	350	3/22/2023	40,258,155	39,303,908	954,247
U.S. Treasury 5 Year Notes	754	3/31/2023	82,502,250	81,378,986	1,123,264
U.S. Treasury Long Bond	38	3/22/2023	4,800,362	4,763,063	37,299
Gross Unrealized Appreciation				14,973,370
Gross Unrealized Depreciation				(1,146,987)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF INVESTMENTS (continued)

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Swaption Receiver Markit iTraxx Europe Index Series 38, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 189,200,000, Citigroup Global Markets Inc.	0.85	1/18/2023	189,200,000	[b]EUR	(155,491)
Swaption Receiver Markit iTraxx Europe Index Series 38, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 185,500,000, Citigroup Global Markets Inc.	0.90	2/15/2023	185,500,000	[b]EUR	(506,267)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 412,400,000, Citigroup Global Markets Inc.	0.90	1/18/2023	412,400,000	[b]	(316,863)
Swaption Payer Markit iTraxx Europe Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 189,200,000, Citigroup Global Markets Inc.	0.85	1/18/2023	189,200,000	[b]EUR	(744,075)
Swaption Payer Markit iTraxx Europe Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 185,500,000, Citigroup Global Markets Inc.	0.90	2/15/2023	185,500,000	[b]EUR	(777,166)
Swaption Payer Markit iTraxx Europe Index Series 38, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 371,200,000, Citigroup Global Markets Inc.	1.03	1/18/2023	371,200,000	[b]EUR	(259,457)
Total Options Written (premiums received $3,341,438)					(2,759,319)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

EUR—Euro

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	77,264,153	British Pound	63,405,265	1/18/2023	570,136
United States Dollar	1,908,525	South Korean Won	2,452,722,000	1/18/2023	(31,881)
New Zealand Dollar	15,355,826	United States Dollar	9,806,000	1/18/2023	(53,823)
United States Dollar	18,573,414	South African Rand	327,214,807	1/18/2023	(651,433)
Taiwan Dollar	90,625,000	United States Dollar	2,958,411	1/18/2023	(4,147)
United States Dollar	2,972,773	Taiwan Dollar	90,625,000	1/18/2023	18,509
United States Dollar	6,558,674	Singapore Dollar	8,924,756	1/18/2023	(107,180)
Euro	8,500,000	United States Dollar	9,046,518	1/18/2023	64,490
Citigroup Global Markets Inc.
Euro	8,987,000	Czech Koruna	218,546,675	1/18/2023	(26,159)
United States Dollar	5,925,277	Indonesian Rupiah	92,819,470,000	1/18/2023	(35,866)
Swiss Franc	9,128,693	Euro	9,253,829	1/18/2023	(25,304)
Australian Dollar	26,903,771	United States Dollar	18,008,321	1/18/2023	323,836
United States Dollar	1,954,001	Australian Dollar	2,885,353	1/18/2023	(12,071)
United States Dollar	6,719,510	Brazilian Real	36,028,000	1/18/2023	(78,001)
United States Dollar	15,306,045	New Zealand Dollar	24,186,123	1/18/2023	(54,077)
United States Dollar	85,512	Swedish Krona	885,789	1/18/2023	528
United States Dollar	46,895,252	Canadian Dollar	64,016,113	1/18/2023	(388,334)
Japanese Yen	3,000,000	United States Dollar	22,050	1/18/2023	868
United States Dollar	790,500	South Korean Won	1,022,220,000	1/18/2023	(18,202)
Goldman Sachs & Co. LLC
Czech Koruna	219,592,524	Euro	9,021,980	1/18/2023	34,888
United States Dollar	4,213,780	Thai Baht	147,200,000	1/18/2023	(44,678)
Taiwan Dollar	142,688,000	United States Dollar	4,666,056	1/18/2023	(14,602)
United States Dollar	44,550,364	Mexican Peso	884,233,426	1/18/2023	(660,467)

STATEMENT OF INVESTMENTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC(continued)
United States Dollar	6,987,529	Malaysian Ringgit	30,815,000	1/18/2023	(13,772)
HSBC Securities (USA) Inc.
United States Dollar	8,463,107	Swiss Franc	7,850,000	1/18/2023	(44,760)
Euro	9,865,578	United States Dollar	10,494,000	1/18/2023	80,747
United States Dollar	21,091,157	Euro	19,873,858	1/18/2023	(211,299)
United States Dollar	3,860,439	Indian Rupee	319,432,000	1/18/2023	3,496
South Korean Won	6,389,287,000	United States Dollar	4,971,821	1/18/2023	82,895
United States Dollar	107,517,609	Japanese Yen	14,787,207,494	1/18/2023	(5,444,662)
Australian Dollar	4,682,000	New Zealand Dollar	4,951,180	1/18/2023	45,907
British Pound	2,335,214	United States Dollar	2,822,667	1/18/2023	1,971
United States Dollar	58,176,133	Chinese Yuan Renminbi	405,335,745	1/18/2023	(483,670)
Taiwan Dollar	142,689,000	United States Dollar	4,672,200	1/18/2023	(20,714)
United States Dollar	9,327,569	Taiwan Dollar	285,377,000	1/18/2023	24,629
J.P. Morgan Securities LLC
Indian Rupee	319,432,000	United States Dollar	3,851,479	1/18/2023	5,464
United States Dollar	22,514,000	Australian Dollar	33,542,069	1/18/2023	(341,476)
United States Dollar	3,727,202	Swedish Krona	38,597,006	1/18/2023	24,145
United States Dollar	39,750,486	South Korean Won	52,096,775,000	1/18/2023	(1,464,502)
Swiss Franc	4,445,189	Euro	4,501,999	1/18/2023	(7,901)
Euro	4,590,000	Swiss Franc	4,512,154	1/18/2023	29,651
Czech Koruna	103,805,997	Euro	4,273,000	1/18/2023	7,788
United States Dollar	9,806,000	New Zealand Dollar	15,361,067	1/18/2023	50,494
UBS Securities LLC
United States Dollar	555,375,962	Euro	522,764,845	1/18/2023	(4,966,915)
Canadian Dollar	3,637,095	United States Dollar	2,671,000	1/18/2023	15,432
Gross Unrealized Appreciation					1,385,874
Gross Unrealized Depreciation					(15,205,896)

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit iTraxx Europe Index Series 38, Received Fixed Rate of 1.00% 3 Month	12/20/2027	211,360,353	977,529	961,565	15,964
Purchased Contracts:[3]
Markit iTraxx Europe Senior Financial Index Series 38, Paid Fixed Rate of 1.00% 3 Month	12/20/2027	171,379,045	(113,849)	65,603	(179,452)
Markit iTraxx Europe Crossover Index Series 38, Paid Fixed Rate of 5.00% 3 Month	12/20/2027	46,778,665	(544,890)	(642,475)	97,585
Markit CDX North America Investment Grade Index Series 39, Paid Fixed Rate of 1.00% 3 Month	12/20/2027	483,800,000	(4,017,187)	(4,147,956)	130,769
Gross Unrealized Appreciation				244,318
Gross Unrealized Depreciation				(179,452)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $70,315,319)—Note 1(c):
Unaffiliated issuers	1,951,491,889	1,788,373,070
Affiliated issuers	66,441,578	66,441,578
Cash denominated in foreign currency	1,447,223	1,459,997
Cash collateral held by broker—Note 4		47,400,439
Receivable for investment securities sold		26,847,030
Dividends, interest and securities lending income receivable		12,831,882
Receivable for shares of Beneficial Interest subscribed		4,927,154
Receivable for futures variation margin—Note 4		1,707,176
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,385,874
Receivable for swap variation margin—Note 4		24,703
Prepaid expenses		84,173
		1,951,483,076
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		857,840
Cash overdraft due to Custodian		6,168
Liability for securities on loan—Note 1(c)		64,109,388
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		15,205,896
Payable for shares of Beneficial Interest redeemed		6,836,210
Outstanding options written, at value (premiums received $3,341,438)—Note 4		2,759,319
Trustees’ fees and expenses payable		47,354
Other accrued expenses		345,326
		90,167,501
Net Assets ($)		1,861,315,575
Composition of Net Assets ($):
Paid-in capital		2,194,964,349
Total distributable earnings (loss)		(333,648,774)
Net Assets ($)		1,861,315,575

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	92,285,787	17,239,387	1,559,351,563	192,438,838
Shares Outstanding	4,953,725	952,867	83,134,643	10,242,361
Net Asset Value Per Share ($)	18.63	18.09	18.76	18.79

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2022

Investment Income ($):
Income:
Interest (net of $97,935 foreign taxes withheld at source)	57,482,544
Dividends from affiliated issuers	1,194,469
Income from securities lending—Note 1(c)	195,188
Total Income	58,872,201
Expenses:
Management fee—Note 3(a)	9,106,736
Shareholder servicing costs—Note 3(c)	1,870,073
Custodian fees—Note 3(c)	260,280
Trustees’ fees and expenses—Note 3(d)	249,624
Administration fee—Note 3(a)	248,359
Distribution fees—Note 3(b)	178,551
Professional fees	137,216
Registration fees	122,267
Prospectus and shareholders’ reports	120,932
Loan commitment fees—Note 2	71,134
Chief Compliance Officer fees—Note 3(c)	17,082
Interest expense—Note 2	769
Miscellaneous	67,213
Total Expenses	12,450,236
Less—reduction in fees due to earnings credits—Note 3(c)	(2,982)
Net Expenses	12,447,254
Net Investment Income	46,424,947
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(287,826,068)
Net realized gain (loss) on futures	16,134,670
Net realized gain (loss) on options transactions	6,504,172
Net realized gain (loss) on forward foreign currency exchange contracts	121,122,964
Net realized gain (loss) on swap agreements	6,885,304
Net Realized Gain (Loss)	(137,178,958)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(164,782,682)
Net change in unrealized appreciation (depreciation) on futures	15,260,633
Net change in unrealized appreciation (depreciation) on options transactions	414,484
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(8,272,785)
Net change in unrealized appreciation (depreciation) on swap agreements	64,866
Net Change in Unrealized Appreciation (Depreciation)	(157,315,484)
Net Realized and Unrealized Gain (Loss) on Investments	(294,494,442)
Net (Decrease) in Net Assets Resulting from Operations	(248,069,495)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2022	2021
Operations ($):
Net investment income	46,424,947	43,683,573
Net realized gain (loss) on investments	(137,178,958)	113,512,802
Net change in unrealized appreciation (depreciation) on investments	(157,315,484)	(201,245,012)
Net Increase (Decrease) in Net Assets Resulting from Operations	(248,069,495)	(44,048,637)
Distributions ($):
Distributions to shareholders:
Class A	(3,898,168)	(5,999,014)
Class C	(730,497)	(1,700,610)
Class I	(72,397,278)	(135,772,228)
Class Y	(8,835,023)	(13,741,101)
Total Distributions	(85,860,966)	(157,212,953)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	21,757,743	36,085,613
Class C	858,156	1,431,842
Class I	634,493,699	706,249,738
Class Y	34,689,020	67,046,161
Distributions reinvested:
Class A	3,720,944	5,655,094
Class C	661,728	1,527,498
Class I	65,001,368	117,373,296
Class Y	8,227,351	13,237,424
Cost of shares redeemed:
Class A	(34,109,630)	(36,656,461)
Class C	(11,910,225)	(16,830,156)
Class I	(1,290,819,296)	(781,429,324)
Class Y	(69,170,719)	(59,093,051)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(636,599,861)	54,597,674
Total Increase (Decrease) in Net Assets	(970,530,322)	(146,663,916)
Net Assets ($):
Beginning of Period	2,831,845,897	2,978,509,813
End of Period	1,861,315,575	2,831,845,897

	Year Ended December 31,
	2022	2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,093,529	1,601,821
Shares issued for distributions reinvested	196,439	260,180
Shares redeemed	(1,711,927)	(1,626,690)
Net Increase (Decrease) in Shares Outstanding	(421,959)	235,311
Class Ca,b
Shares sold	44,910	64,857
Shares issued for distributions reinvested	35,822	71,946
Shares redeemed	(618,806)	(762,380)
Net Increase (Decrease) in Shares Outstanding	(538,074)	(625,577)
Class Ia
Shares sold	31,652,260	31,084,042
Shares issued for distributions reinvested	3,400,786	5,366,057
Shares redeemed	(64,523,860)	(34,534,421)
Net Increase (Decrease) in Shares Outstanding	(29,470,814)	1,915,678
Class Ya
Shares sold	1,740,426	2,948,109
Shares issued for distributions reinvested	429,747	604,538
Shares redeemed	(3,497,403)	(2,605,774)
Net Increase (Decrease) in Shares Outstanding	(1,327,230)	946,873

[a]

During the period ended December 31, 2022, 2,315 Class C shares representing $48,056 were exchanged for 2,245 Class I shares, 300,039 Class I shares representing $5,865,758 were exchanged for 299,579 Class Y shares and 3,441 Class I shares representing $64,019 were exchanged for 3,465 Class A shares.

[b]	During the period ended December 31, 2021, 219 Class C shares representing $4,932 were automatically converted to 215 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.50	23.07	21.90	20.35	21.35
Investment Operations:
Net investment income[a]	.35	.27	.32	.35	.53
Net realized and unrealized gain (loss) on investments	(2.42)	(.67)	1.38	1.29	(.77)
Total from Investment Operations	(2.07)	(.40)	1.70	1.64	(.24)
Distributions:
Dividends from net investment income	(.72)	(.23)	(.53)	(.09)	(.76)
Dividends from net realized gain on investments	(.08)	(.94)	-	-	-
Total Distributions	(.80)	(1.17)	(.53)	(.09)	(.76)
Net asset value, end of period	18.63	21.50	23.07	21.90	20.35
Total Return (%)[b]	(9.66)	(1.74)	7.77	8.06	(1.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.81	.78	.78	.82
Ratio of net expenses to average net assets	.84	.81	.78	.78	.82
Ratio of net investment income to average net assets	1.74	1.20	1.45	1.62	2.50
Portfolio Turnover Rate	158.30[c]	134.26[c]	107.96[c]	157.34[c]	99.05
Net Assets, end of period ($ x 1,000)	92,286	115,561	118,603	94,609	139,986

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Class C Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	20.97	22.62	21.56	20.14	21.22
Investment Operations:
Net investment income[a]	.20	.10	.17	.18	.38
Net realized and unrealized gain (loss) on investments	(2.35)	(.66)	1.32	1.29	(.78)
Total from Investment Operations	(2.15)	(.56)	1.49	1.47	(.40)
Distributions:
Dividends from net investment income	(.65)	(.15)	(.43)	(.05)	(.68)
Dividends from net realized gain on investments	(.08)	(.94)	-	-	-
Total Distributions	(.73)	(1.09)	(.43)	(.05)	(.68)
Net asset value, end of period	18.09	20.97	22.62	21.56	20.14
Total Return (%)[b]	(10.31)	(2.49)	6.93	7.25	(1.82)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.57	1.54	1.55	1.53	1.54
Ratio of net expenses to average net assets	1.57	1.54	1.55	1.53	1.54
Ratio of net investment income to average net assets	1.01	.45	.76	.85	1.80
Portfolio Turnover Rate	158.30[c]	134.26[c]	107.96[c]	157.34[c]	99.05
Net Assets, end of period ($ x 1,000)	17,239	31,266	47,875	55,903	65,001

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.62	23.18	21.98	20.38	21.38
Investment Operations:
Net investment income[a]	.41	.34	.40	.40	.60
Net realized and unrealized gain (loss) on investments	(2.42)	(.68)	1.37	1.31	(.78)
Total from Investment Operations	(2.01)	(.34)	1.77	1.71	(.18)
Distributions:
Dividends from net investment income	(.77)	(.28)	(.57)	(.11)	(.82)
Dividends from net realized gain on investments	(.08)	(.94)	-	-	-
Total Distributions	(.85)	(1.22)	(.57)	(.11)	(.82)
Net asset value, end of period	18.76	21.62	23.18	21.98	20.38
Total Return (%)	(9.35)	(1.47)	8.07	8.33	(.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.50	.52	.51	.52
Ratio of net expenses to average net assets	.53	.50	.52	.51	.52
Ratio of net investment income to average net assets	2.06	1.50	1.77	1.88	2.82
Portfolio Turnover Rate	158.30[b]	134.26[b]	107.96[b]	157.34[b]	99.05
Net Assets, end of period ($ x 1,000)	1,559,352	2,434,544	2,565,548	2,780,618	2,669,871

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Class Y Shares	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	21.65	23.20	22.00	20.39	21.39
Investment Operations:
Net investment income[a]	.43	.35	.43	.42	.61
Net realized and unrealized gain (loss) on investments	(2.43)	(.68)	1.35	1.30	(.78)
Total from Investment Operations	(2.00)	(.33)	1.78	1.72	(.17)
Distributions:
Dividends from net investment income	(.78)	(.28)	(.58)	(.11)	(.83)
Dividends from net realized gain on investments	(.08)	(.94)	-	-	-
Total Distributions	(.86)	(1.22)	(.58)	(.11)	(.83)
Net asset value, end of period	18.79	21.65	23.20	22.00	20.39
Total Return (%)	(9.30)	(1.39)	8.13	8.39	(.75)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46	.45	.45	.45	.45
Ratio of net expenses to average net assets	.46	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.13	1.55	1.87	1.94	2.87
Portfolio Turnover Rate	158.30[b]	134.26[b]	107.96[b]	157.34[b]	99.05
Net Assets, end of period ($ x 1,000)	192,439	250,474	246,484	287,175	259,212

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	83,161,101	-	83,161,101
Commercial Mortgage-Backed	-	70,858,108	-	70,858,108
Corporate Bonds	-	433,912,995	-	433,912,995

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
Foreign Governmental	-	587,658,319	-	587,658,319
Investment Companies	66,441,578	-	-	66,441,578
U.S. Government Agencies Collateralized Mortgage Obligations	-	41,812,965	-	41,812,965
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	10,552,690	-	10,552,690
U.S. Government Agencies Mortgage-Backed	-	413,222,498	-	413,222,498
U.S. Treasury Securities	-	146,365,458	-	146,365,458
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,385,874	-	1,385,874
Futures††	14,973,370	-	-	14,973,370
Options Purchased	-	828,936	-	828,936
Swap Agreements††	-	244,318	-	244,318
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(15,205,896)	-	(15,205,896)
Futures††	(1,146,987)	-	-	(1,146,987)
Options Written	-	(2,759,319)	-	(2,759,319)
Swap Agreements††	-	(179,452)	-	(179,452)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of

NOTES TO FINANCIAL STATEMENTS (continued)

the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2022, BNY Mellon earned $26,613 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Foreign Government Obligations and Securities of Supranational Entities Risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended December 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2022, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $122,130,453, accumulated other losses $11,281,210 and unrealized depreciation $163,642,467. In addition, the fund deferred for tax purposes late year ordinary losses of $36,594,644 to the first day of the following fiscal year.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2022. The fund has $85,344,743 of short-term capital losses and $36,785,710 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2022 and December 31, 2021 were as follows: ordinary income $76,547,527 and $77,078,429 and long-term capital gains $9,313,439 and $80,134,524, respectively.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2022 was approximately $40,274 with a related weighted average annualized interest rate of 1.91%.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $248,359 during the period ended December 31, 2022.

During the period ended December 31, 2022, the Distributor retained $405 from commissions earned on sales of the fund’s Class A shares and $218 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended December 31, 2022, Class C shares were charged $178,551 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2022, Class A and Class C shares were charged $252,363 and $59,517, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

NOTES TO FINANCIAL STATEMENTS (continued)

fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2022, the fund was charged $39,868 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2,982.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2022, the fund was charged $260,280 pursuant to the custody agreement.

During the period ended December 31, 2022, the fund was charged $17,082 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $654,497, Administration fee of $17,134, Distribution Plan fees of $11,522, Shareholder Services Plan fees of $23,810, Custodian fees of $140,995, Chief Compliance Officer fees of $4,082 and Transfer Agent fees of $5,800.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended December 31, 2022, amounted to $3,437,206,510 and $4,024,779,884, respectively, of which $72,825,400 in purchases and $72,973,849 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC recently adopted Rule 18f-4 under the Act, which, effective August 18, 2022, regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2022 are set forth in the Statement of Investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies and credit, or as a substitute for an investment. The fund is subject to market risk, interest rate risk, currency risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Purchase and write options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at December 31, 2022 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2022 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation)

NOTES TO FINANCIAL STATEMENTS (continued)

on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At December 31, 2022, there was no interest rate swap agreements outstanding.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at December 31, 2022 are set forth in the Statement of Investments.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2022 is shown below:

NOTES TO FINANCIAL STATEMENTS (continued)

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	14,973,370	[1]	Interest rate risk	(1,146,987)	[1]
Foreign exchange risk	1,385,874	[2]	Foreign exchange risk	(15,205,896)	[2]
Credit risk	1,073,254	[3,4]	Credit risk	(2,938,771)	[3,5]
Gross fair value of derivative contracts	17,432,498			(19,291,654)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[3]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap
Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[4]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[5]			Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	16,134,670		3,994,288		-		(915,863)		19,213,095
Foreign exchange	-		(1,295,689)		121,122,964		-		119,827,275
Credit	-		3,805,573		-		7,801,167		11,606,740
Total	16,134,670		6,504,172		121,122,964		6,885,304		150,647,110

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	15,260,633		-		-		-		15,260,633
Foreign exchange	-		-		(8,272,785)		-		(8,272,785)
Credit	-		414,484		-		64,866		479,350
Total	15,260,633		414,484		(8,272,785)		64,866		7,467,198

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At December 31, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	14,973,370	(1,146,987)
Options	828,936	(2,759,319)
Forward contracts	1,385,874	(15,205,896)
Swaps	244,318	(179,452)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	17,432,498	(19,291,654)
Derivatives not subject to
Master Agreements	(15,217,688)	1,326,439
Total gross amount of assets
and liabilities subject to
Master Agreements	2,214,810	(17,965,215)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital, Inc.	653,135		(653,135)	-		-
Citigroup Global Markets Inc.	1,154,168		(1,154,168)	-		-
Goldman Sachs & Co. LLC	34,888		(34,888)	-		-
HSBC Securities (USA) Inc.	239,645		(239,645)	-		-
J.P. Morgan Securities LLC	117,542		(117,542)	-		-
UBS Securities LLC	15,432		(15,432)	-		-
Total	2,214,810		(2,214,810)	-		-

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital, Inc.	(848,464)		653,135	57,050		(138,279)
Citigroup Global Markets Inc.	(3,397,333)		1,154,168	2,243,165		-
Goldman Sachs & Co. LLC	(733,519)		34,888	698,631		-
HSBC Securities (USA) Inc.	(6,205,105)		239,645	5,965,460		-
J.P. Morgan Securities LLC	(1,813,879)		117,542	1,696,337		-
UBS Securities LLC	(4,966,915)		15,432	-		(4,951,483)
Total	(17,965,215)		2,214,810	10,660,643		(5,089,762)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2022:

Average Market Value ($)
Interest rate futures	843,735,744
Interest rate options contracts	764,576
Foreign currency options contracts	1,609,342
Forward contracts	1,794,026,457
Credit options contracts	2,231,986

The following summarizes the average notional value of swap agreements outstanding during the period ended December 31, 2022:

Average Notional Value ($)
Interest rate swap agreements	12,394,150
Credit default swap agreements	769,815,132

At December 31, 2022, the cost of investments for federal income tax purposes was $2,019,540,974; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $163,982,339, consisting of $23,759,191 gross unrealized appreciation and $187,741,530 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Fixed Income Fund (the Fund), a series of BNY Mellon Investment Funds I, including the statement of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 27, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 30.85% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0762 per share as a long-term capital gain distribution paid on March 31, 2022 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 92

———————

Francine J. Bovich (71)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 53

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 43

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (73)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 43

———————

Benaree Pratt Wiley (76)

Board Member (2008)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 60

———————

Interested Board Member

Bradley Skapyak (64)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)

• Senior Vice President of The Bank of New York Mellon (2007-2019)

No. of Portfolios for which Board Member Serves: 21

Mr. Skapyak is deemed to be an Interested Board Member of the fund as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2008.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022, Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 54 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 55 investment companies (comprised of 127 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 54 investment companies (comprised of 112 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Fixed Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6940AR1222

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,200 in 2021 and $53,250 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,530 in 2021 and $5,700 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2021 and $0 in 2022. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,851,043 in 2021 and $3,945,912 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: February 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: February 19, 2023

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: February 17, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)